UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2012

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 20, 2012, a subsidiary of SandRidge Energy, Inc. (the “Company”) completed its acquisition from Hunt Oil Company, Hunt Chieftain Development, L.P., and Hunt Oil Company of Louisiana, Inc. of certain oil and gas properties consisting of 74 active wells and approximately 184,471 gross (102,864 net) acres located in the Gulf of Mexico (the “Acquired Properties”). The Company paid approximately $38.5 million for the Acquired Properties, subject to adjustments made in the ordinary course, which the Company funded from its cash balance, and assumed plugging and abandonment obligations related to the Acquired Properties.

SandRidge is filing this amendment (“Amendment”) to the Current Report on Form 8-K filed on June 22, 2012 to give effect to the acquisition of the Acquired Properties. The SandRidge pro forma financial information is filed as Exhibit 99.1 to this Amendment. SandRidge is also filing this Amendment to provide certain historical financial information about the Acquired Properties, which is filed as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

23.1	Consent of Hein & Associates LLP

99.1	Pro Forma Financial Information. Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2012, Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2012, Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2012, Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2011 and related notes showing the pro forma effects of the acquisition of certain properties from Hunt Oil Company, Hunt Chieftain Development, L.P., and Hunt Oil Company of Louisiana, Inc. (the “Hunt Acquisition Properties”)

99.2	Financial Statements of Businesses Acquired. Statements of Revenues and Direct Operating Expenses of the Hunt Acquisition Properties for the year ended December 31, 2011 (Audited) and for the Three Months Ended March 31, 2012 and 2011 (Unaudited) and related notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)

Date: August 31, 2012	By:	/s/ James D. Bennett
James D. Bennett
Executive Vice President and Chief Financial Officer

Exhibit Index

No.	Description

23.1	Consent of Hein & Associates LLP

99.1	Pro Forma Financial Information. Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2012, Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2012, Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2012, Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2011 and related notes showing the pro forma effects of the acquisition of certain properties from Hunt Oil Company, Hunt Chieftain Development, L.P., and Hunt Oil Company of Louisiana, Inc. (the “Hunt Acquisition Properties”)

99.2	Financial Statements of Businesses Acquired. Statements of Revenues and Direct Operating Expenses of the Hunt Acquisition Properties for the year ended December 31, 2011 (Audited) and for the Three Months Ended March 31, 2012 and 2011 (Unaudited) and related notes